Exhibit 10.4

FORM OF CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made as of [______], 2026 (the “Effective Date”) by and among [_______], a [STATE AND TYPE OF ENTITY] (“Contributor”), ARHT OP, LP, a Delaware limited partnership (“ARHT OP”), and HSR Multifamily Fund 6, LLC, a Delaware limited liability company (“HSRMF 6”).

Recitals

A.         Contributor owns certain Membership Interests (as defined in that certain Limited Liability Company Agreement of HSRMF 6, dated as of April 2, 2024 (as such agreement may be amended from time to time, the “HSRMF 6 LLC Agreement”)) in HSRMF 6 (the “Contributed Interests”).

B.        Contributor intends to contribute all of the Contributed Interests to ARHT OP in exchange for [__] Class L Units (as defined in that certain Amended and Restated Limited Partnership Agreement of ARHT OP, effective as of [______, 2026] (as such agreement may be amended from time to time, the “ARHT OP Limited Partnership Agreement”)) of limited partnership interest of ARHT OP (the “Consideration Units”).

C.          ARHT OP desires to accept the Contributed Interests from Contributor and to issue the Consideration Units to Contributor as set forth herein.

D.         Contributor, ARHT OP and HSRMF 6 are entering into this Agreement in order to effect the contribution of the Contributed Interests to ARHT OP in exchange for the Consideration Units.

Agreement

Therefore, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contributor and ARHT OP agree as follows:

1.         Contribution of the Contributed Interests. Effective immediately, Contributor hereby transfers, assigns, and contributes the Contributed Interests to ARHT OP.

2.          Acceptance of the Contributed Interests. ARHT OP hereby accepts the transfer, assignment and contribution of the Contributed Interests pursuant to Section 1 and agrees to be bound by all of the obligations of the Contributor with respect to the Contributed Interests.  ARHT OP hereby agrees to issue the Consideration Units to Contributor in exchange for the Contributed Interests and the additional agreements set forth herein.

3.          Acceptance of the Consideration Units.  Contributor hereby accepts the Consideration Units issued pursuant to Section 2.  Contributor agrees that the aggregate fair market value of the Consideration Units received by Contributor is equal to the value of the Contributed Interests contributed from Contributor to ARHT OP. Contributor acknowledges that the Consideration Units represent the entire consideration for the Contributed Interests and that, after the Effective Date, Contributor shall have no further rights with respect to the Contributed Interests (other than the right to receive the Consideration Units).

4.          Redemption of the Consideration Units.  Contributor, ARHT OP and American Residential Housing Trust, on behalf of itself and as general partner of ARHT OP, agree that (a) Contributor will not request any redemption of the Consideration Units during the period beginning on the Effective Date and ending on the day before the six-month anniversary of the Effective Date, (b) during the period beginning on the six-month anniversary of the Effective Date and ending on the day before the one-year anniversary of the Effective Date, Contributor may request redemption of up to 50% of the Consideration Units then held by Contributor, (c) on and after the one-year anniversary of the Effective Date, Contributor may request redemption of up to 100% of the Consideration Units then held by Contributor, (d) American Residential Housing Trust and ARHT OP agree that the Redemption Hold Period, as such term is defined in the Amended and Restated Limited Partnership Agreement of ARHT OP (the “OP LPA”) with respect to Contributor shall reflect the provisions set forth in clauses (a), (b) and (c) of this Section 4 and further agree that Contributor may request redemption of the Consideration Units in accordance therewith, and (e) American Residential Housing Trust agrees that any shares of common stock of American Residential Housing Trust issued in connection with any redemption of the Consideration Units shall not be subject to any early repurchase deduction set forth in any share repurchase plan of American Residential Housing Trust, but shall otherwise be subject to all terms, conditions, limitations and procedures of any such share repurchase plan.  Contributor agrees and acknowledges that, except as modified by the Section 4, any redemption of the Contribution Units will be in accordance with all terms, conditions, limitations and procedures of the OP LPA.

5.           Tax Treatment.  ARHT OP and Contributor hereby acknowledge and agree that the contribution of the Contributed Interests to ARHT OP in exchange for the Consideration Units is intended to qualify as a tax-deferred transaction under Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Each party hereto agrees to file all tax returns, and to execute and file such other tax documents as may be required by any governmental authority, in a manner consistent with this understanding and not to take any position on any tax return contrary thereto unless otherwise required pursuant to a final determination (within the meaning of Section 1313(a) of the Code and corresponding provisions of applicable state and local legal requirements) or a good faith settlement of any audit, assessment, adjustment, examination or proceeding with respect to taxes.

6.         Consent to Contribution, Transfer and Withdrawal. The parties hereto hereby acknowledge the foregoing assignment and contribution and consent to such assignment and contribution, and hereby further consent to the withdrawal of Contributor as a member of HSRMF 6. By execution of this Agreement by the parties hereto, (a) Contributor hereby withdraws from HSRMF 6 as a member thereof, (b) HSR Alpha Manager, LLC, as manager of HSRMF 6 (the “HSRMF 6 Manager”), by execution of this Agreement in such capacity, acknowledges compliance by Contributor with all terms and conditions set forth in Sections 11.2 and 11.3 of the HSRMF 6 LLC Agreement, and acknowledges (i) its waiver of the requirement in Section 11.2(b) of the HSRMF 6 LLC Agreement to receive such information, forms, certifications and documentation satisfactory to establish that any applicable withholding requirements on the transfer have been satisfied in accordance with applicable law, or no such withholding requirements apply, (ii) its waiver of the requirement in Section 11.3(a)(ii) of the HSRMF 6 LLC Agreement to receive an opinion of counsel that neither the offer to transfer nor the transfer of the Contributed Interests will violate any federal or state securities laws, (iii) its waiver of the requirement in Section 11.3(a)(iv) of the HSRMF 6 LLC Agreement for Contributor and ARHT OP to provide such certificates and other documents and to perform such acts as the HSRMF 6 Manager deems necessary to preserve the limited liability status of HSRMF 6 under the laws of the jurisdictions in which HSRMF 6 is doing business, to preserve the federal tax status of HSRMF 6 as a partnership rather than as an association or publicly traded partnership, to preserve the status of the original or subsequent sale of the Contributed Interests under the private offering exemption of the Securities Act of 1933, as amended (the “Securities Act”), or any similar state exemption, and to prevent any investment of HSRMF 6 from being subject to reassessment for property tax purposes, and (iv) its receipt of such certificates and other documents and performance of such acts as requested by the HSRMF 6 Manager in connection with the transfer of the Contributed Interests, (c) the HSRMF 6 Manager and the Investor Advisory Committee of HSRMF 6 have consented to the assignment and transfer of the Contributed Interests by Contributor, (d) the HSRMF 6 Manager and the Investor Advisory Committee of HSRMF 6 have consented to the acceptance of ARHT OP as a Substituted Member (as such term is defined in the HSRMF 6 LLC Agreement) of HSRMF 6 and ARHT OP shall be deemed to be a Substituted Member of HSRMF 6 as of the Effective Date, (e) the HSRMF 6 Manager hereby agrees that, upon the transfer of all Membership Interests (other than any Membership Interest held by the HSRMF 6 Manager) to ARHT OP pursuant to this Agreement or any similar contribution agreements, the HSRMF 6 Manager shall withdraw as a member and the manager of HSRMF 6, and ARHT OP shall be substituted in its place as the holder of any Membership Interest held by the HSRMF 6 Manager and as the manager of HSRMF 6 and the business of HSRMF 6 shall be continued without dissolution, (f) ARHT OP hereby agrees to assume all obligations of a member and the manager of HSRMF 6 and be bound by the terms and provisions of the organizational documents of HSRMF 6 applicable to a member and the manager, including the HSRMF 6 LLC Agreement and any other related agreements to which the HSRMF 6 Manager is a party in its capacity as manager of HSRMF 6, and ARHT OP’s execution of this Agreement shall also constitute ARHT OP’s execution of the HSRMF 6 LLC Agreement, (g) ARHT OP hereby agrees to (i) execute and acknowledge such instruments as the HSRMF 6 Manager deems necessary or advisable to effect the admission of ARHT OP as a Substituted Member of HSRMF 6, (ii) pay all reasonable expenses incurred by HSRMF 6 in connection with ARHT OP’s admission as a Substituted Member of HSRMF 6, and (iii) execute such certificates and other documents and perform such acts as may be requested by the HSRMF 6 Manager in connection with the transfer of the Contributed Interests, and (h) Contributor hereby agrees to assume all obligations of a common limited partner of ARHT OP and be bound by the terms and provisions of the organizational documents of ARHT OP applicable to a common limited partner, including the ARHT OP Limited Partnership Agreement, and Contributor’s execution of this Agreement shall also constitute Contributor’s execution of the ARHT OP Limited Partnership Agreement.

7.          Representations and Warranties Regarding Contributor and the Contributed Interests. Contributor, solely with respect to itself, hereby represents and warrants to HSRMF 6, the HSRMF 6 Manager, the Investor Advisory Committee of HSRMF 6 and ARHT OP as of the Effective Date, as follows:

(a)          Ownership. Contributor is the sole owner of, and has good title, free and clear of all liens, pledges, charges, security interests, encumbrances, mortgages or other adverse claims or restrictions on title or transfer (other than Securities Liens) to, the Contributed Interests. The Contributed Interests are not subject to any option, contract, right (preemptive or otherwise), right of first refusal or first offer, or other right pursuant to which any individual or entity may purchase, redeem or otherwise acquire such shares. “Securities Liens” means restrictions on transfer under the Securities Act and related U.S. federal and state securities laws.

(b)         Authorization. Contributor is an individual or is an entity duly incorporated, formed, organized or chartered (as applicable), validly existing, and in good standing under the laws of the state in which it was incorporated, formed, organized or chartered. All action on the part of Contributor and its shareholders, members, partners, directors, managers and officers, in each case, as applicable, necessary for the authorization, execution and delivery of this Agreement, and the performance and consummation of all obligations of Contributor hereunder, has been taken, and no further actions on the part of Contributor are necessary to approve and authorize the execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

(c)         No Conflict.  Neither Contributor’s execution and delivery of this Agreement or any other agreement or instrument in connection herewith, nor the contribution of the Contributed Interests held by Contributor pursuant to this Agreement, directly or indirectly, with or without notice or lapse of time or both, will violate any law to which Contributor is subject.

(d)          Sophisticated Contributor.  Contributor is capable of evaluating the merits and risks of acquiring and owning the Consideration Units and has substantial experience in making investment decisions of the type contemplated hereby.  The purchase and ownership of the Consideration Units by Contributor is consistent with Contributor’s general investment objectives.  Contributor is an “accredited investor,” as such term is defined under Rule 501(a) of Regulation D promulgated under the Securities Act.

(e)        Investment Purposes.  Contributor is acquiring the Consideration Units being issued to it hereunder for Contributor’s own account and for investment purposes.  Contributor is not acquiring the Consideration Units with the view to, or for resale in connection with, any distribution of the Consideration Units within the meaning of the Securities Act.  Contributor does not intend to resell, assign or otherwise dispose of all or any of the Consideration Units, except as permitted by applicable law, including, without limitation, any regulations under the Securities Act, and in accordance with the ARHT OP Limited Partnership Agreement.  Contributor recognizes that Consideration Units have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) or with any state securities commission or authority and that Contributor has no contractual right for the registration of the Consideration Units under the Securities Act or the securities laws of any state to permit the same to be resold.  Contributor recognizes that Rule 144 under the Securities Act may not be available as a basis for exemption from registration of the Consideration Units.  Contributor understands further that there is not an established market for the Consideration Units and it is not likely that any public market for the Consideration Units will develop; that unless the Consideration Units are registered or an exemption from registration is available, the Consideration Units must be held by Contributor for an indefinite period of time; and that Contributor must bear the economic risk of the investment for such period.

(f)         General Solicitation.  Contributor did not learn of the opportunity to invest in ARHT OP and acquire the Consideration Units from any general or public solicitation or advertising.

(g)          No Broker.  Contributor has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

(h)         Transfer Restrictions.  Contributor acknowledges and agrees that the Consideration Units are subject to restrictions on transfer as set forth in the ARHT OP Limited Partnership Agreement.

(i)           Information.  Contributor has been given, to its satisfaction, the opportunity to obtain any information or documents, and to ask questions and receive answers about such documents, about ARHT OP and the business and prospects of ARHT OP as it deems necessary to evaluate the merits and risks related to its investment in the Consideration Units, and no representations concerning such matters or any other matters related to such investment have been made to Contributor except as set forth in this Agreement. Contributor has consulted its own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for Contributor, including the tax and other economic considerations related to the investment. Contributor has performed Contributor’s own due diligence investigation of ARHT OP and has evaluated the merits and risks of an investment under this Agreement.

(j)          “Bad Actor”.  None of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act (each, a “Disqualification Event”), including without limitation, (i) criminal convictions occurring in the last ten (10) years or court injunctions or restraining orders issued in the last five (5) years in connection with the purchase or sale of a security or a false filing with the SEC, (ii) currently effective SEC disciplinary orders relating to brokers, dealers, municipal securities dealers, investment companies and investment advisors, (iii) SEC cease-and-desist orders arising out of any knowing anti-fraud violation or violation of Section 5 of the Securities Act, (iv) currently effective suspension or expulsion from membership in a self-regulatory organization, (v) SEC stop orders and orders suspending an exemption under Regulation A of the Securities Act issued in the last five (5) years and (vi) final orders from state securities, insurance, banking, savings associations or credit union regulators or federal banking agencies, the Commodity Futures Trading Commission or the National Credit Union Administration barring association with a regulated entity, engagement in the business of securities, insurance or banking, engagement in savings association or credit union activities or, if issued in the last ten (10) years, which are based on fraudulent, manipulative or deceptive conduct, is applicable to Contributor or any of Contributor’s Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) of Regulation D promulgated under the Securities Act is applicable.  For purposes of this Section 7(j), a “Rule 506(d) Related Party” is, with respect to Contributor, a person or entity that is a beneficial owner of Contributor’s securities for purposes of Rule 506(d) of Regulation D promulgated under the Securities Act.

(k)        Acknowledgement of Reliance by ARHT OP.  Contributor acknowledges and understands that ARHT OP is relying upon, among other things, the representations and warranties of Contributor in this Agreement in concluding that the offer and issuance of the Consideration Units will be exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder.

8.          Representations and Warranties Regarding ARHT OP. ARHT OP hereby represents and warrants to Contributor and HSRMF 6, as of the Effective Date, as follows:

(a)         Authorization. ARHT OP is a limited partnership, validly existing, and in good standing under the laws of Delaware. All approvals required to be obtained by ARHT OP for the issuance of the Consideration Units have been obtained as of the date hereof. No further action on the part of ARHT OP or its general partner or limited partners are necessary to approve and authorize the execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

(b)        No Conflict.  Neither the execution and delivery of this Agreement by Contributor or any other agreement or instrument in connection herewith by Contributor (or the acknowledgment of this Agreement by ARHT OP), nor the issuance of the Consideration Units to Contributor pursuant to this Agreement, will, directly or indirectly, with or without notice or lapse of time or both, violate any law to which ARHT OP is subject.

(c)         Investment Purposes.  ARHT OP is acquiring the Contributed Interests for its own account and for investment purposes.  ARHT OP is not acquiring the Contributed Interests with the view to, or for resale in connection with, any distribution of the Contributed Interests within the meaning of the Securities Act.  ARHT OP does not intend to resell, assign or otherwise dispose of all or any of the Contributed Interests, except as permitted by applicable law, including, without limitation, any regulations under the Securities Act, and in accordance with the HSRMF 6 LLC Agreement.  ARHT OP recognizes that the Contributed Interests have not been registered with the SEC or with any state securities commission or authority and that ARHT OP has no contractual right for the registration of the Contributed Interests under the Securities Act or the securities laws of any state to permit the same to be resold.  ARHT OP recognizes that Rule 144 under the Securities Act may not be available as a basis for exemption from registration of the Contributed Interests.  ARHT OP understands further that there is not an established market for the Contributed Interests and it is not likely that any public market for the Contributed Interests will develop; that unless the Contributed Interests are registered or an exemption from registration is available, the Contributed Interests must be held by ARHT OP for an indefinite period of time; and that ARHT OP must bear the economic risk of the investment for such period. ARHT OP is an “accredited investor” as such term is defined under Rule 501(a) of Regulation D promulgated under the Securities Act.

9.           Miscellaneous.

(a)         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement. This Agreement may be executed and delivered by email or other electronic means (including PDF format) with the same force and effect as if the same were a fully executed and delivered manual counterpart.

(b)       Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void or unenforceable, or the application of such provision, covenant or restriction to any person or any circumstance, is held by a court or other authority of competent jurisdiction to be invalid, void or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision, covenant or restriction to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(c)         Governing Law. This Agreement, and all actions (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of, related to, or in connection with this Agreement), shall be governed by, and enforced in accordance with, the laws of the State of Delaware, including its statutes of limitations, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction (whether of the State of Delaware or any other jurisdiction) would be required thereby.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

CONTRIBUTOR

[__________________]

By:
Name:
Title:

ARHT OP, LP

By: American Residential Housing Trust
Its General Partner

By:
Name:
Title:

HSR MULTIFAMILY FUND 6, LLC

By: HSR Alpha Manager, LLC
Its Manager

By:
Name:
Title:

WITH RESPECT TO SECTION 4:

AMERICAN RESIDENTIAL HOUSING TRUST

By:
Name:
Title:

[Signature Page to the ARHT OP Contribution Agreement]

WITH RESPECT TO SECTIONS 6(b)
AND 6(e):

HSR ALPHA MANAGER, LLC

By:
Name:
Title:

[Signature Page to the ARHT OP Contribution Agreement]